UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5

(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Attached as Exhibit 99.1 hereto is a recast Item 8. Financial Statements and Supplementary Data that is updating the information originally included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. In connection with the Company’s Registration Statement on Form S-3 to be filed on or about April 26, 2012, we are filing this Form 8-K to present updated supplemental guarantor financial information under Rule 3-10 of Regulation S-X. The revised presentation of the supplemental guarantor information reflects Molson Coors Brewing Company (UK) Limited, our primary UK operating entity, Golden Acquisition and Molson Coors Holdings Limited as additional subsidiary guarantors of our debt securities that may be offered pursuant thereto. The terms of our existing senior notes are such that the addition of guarantors of any future senior indebtedness causes those new legal entity guarantors to also contemporaneously guarantee those outstanding senior obligations. In addition, we intend that these additional guarantors will also be added as guarantors to our existing credit facilities. Further detail regarding the recast presentation is set forth in Note 21 to the recast consolidated financial statements and is included in Exhibit 99.1. Other than the changes reflected in Note 21, no other revisions have been made to the consolidated financial statements previously included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Item 8. Financial Statements and Supplementary Data of Molson Coors Brewing Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.
101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

*     Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statement of Operations for the years ended December 31, 2011, December 25, 2010, and December 26, 2009, (ii) the Consolidated Balance Sheet at December 31, 2011, and December 25, 2010, (iii) the Consolidated Statement of Cash Flows for the years ended December 31, 2011, December 25, 2010, and December 26, 2009, (iv) the Consolidated Statements of Stockholders’ Equity and Noncontrolling Interests for the years ended December 31, 2011, December 25, 2010, and December 26, 2009, (v) the Notes to Consolidated Financial Statements, and (vi) document and entity information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
Date: April 26, 2012	By:	/s/ ZAHIR IBRAHIM
Zahir Ibrahim
Vice President and Controller
(Chief Accounting Officer)